WESTCORE TRUST

Supplement dated September 13, 2013 to the Westcore Equity and Bond Funds Prospectus and Summary Prospectus for the Westcore Small-Cap Opportunity Fund, each dated April 30, 2013, as supplemented.

Denver Investments (the “Adviser”), the investment adviser of the Westcore Small-Cap Opportunity Fund and the Westcore Small-Cap Value Dividend Fund, has recommended, and the Westcore Board of Trustees (the “Board”) has approved, a proposal to merge the Westcore Small-Cap Opportunity Fund into the Westcore Small-Cap Value Dividend Fund (the “Reorganization”) each a series of Westcore Trust (the “Funds”). Upon the completion of the Reorganization, which is anticipated to occur on or about November 14, 2013, the Westcore Small-Cap Opportunity Fund (the “Fund”) will distribute shares of the Westcore Small-Cap Value Dividend Fund pro rata to shareholders of the Fund, who will then become shareholders of the Westcore Small-Cap Value Dividend Fund. The Westcore prospectus is available at www.westcore.com or by calling 800.392.CORE (2673).

The Adviser has advised the Board that it believes that the Reorganization is in the best interests of the shareholders of both funds, in light of the Fund’s similarity to the Westcore Small-Cap Value Dividend Fund and other factors set forth below. Reorganization into the Westcore Small-Cap Value Dividend Fund would allow shareholders of the Fund the option of remaining invested in a strategy similar to that currently being employed by the Fund. The Board considered, among others, the following factors:

Continuity of Management. The Reorganization would allow shareholders of the Westcore Small-Cap Opportunity Fund to continue investing in a mutual fund managed by the same portfolio management team at the Adviser.

Similar Investment Objective. Both funds’ investment objectives are similar, and are currently managed with similar investment policies and strategies.

Similar Investment Portfolio. The Reorganization offers shareholders of the Westcore Small-Cap Opportunity Fund an opportunity to maintain their investment in a similar portfolio managed by the same portfolio management team.

Similar Expenses. The Reorganization offers shareholders of the Westcore Small-Cap Opportunity Fund an opportunity to maintain their investment in a fund with a similar level of expenses. The Adviser has agreed to pay for all of the expenses associated with the Reorganization.

Tax-free Reorganization. For U.S. federal income tax purposes, the Reorganization is expected to be tax-free.

Once the Reorganization is completed, the number of shares that you own will most likely change. However, the value of your investment in the Westcore Small-Cap Value Dividend Fund immediately following the Reorganization will equal the value of your investment in the Westcore Small-Cap Opportunity Fund immediately prior to the Reorganization.

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The following information regarding the Westcore Small-Cap Opportunity Fund is added to the caption titled “Important notes on purchasing shares” in the section titled “How to Invest and Obtain Information” on page 56 of the Prospectus.

As a result of the Reorganization of the Westcore Small-Cap Opportunity Fund into the Westcore Small-Cap Value Dividend Fund described above, effective as of the close of business on October 1, 2013, the Westcore Small-Cap Opportunity Fund (the “Fund”) will close to new investors, except as described below. Shareholders of record of the Westcore Small-Cap Opportunity Fund on October 1, 2013 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

New accounts may continue to be established under the following circumstances:

  A financial advisor and/or financial intermediary whose clients have established accounts in the Westcore Small-Cap Opportunity Fund as of October 1, 2013 may continue to open new accounts in the Westcore Small-Cap Opportunity Fund for any of its existing or new clients until the reorganization date of November 14, 2013.

  Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, may continue to open new accounts in the Westcore Small-Cap Opportunity Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Westcore Small-Cap Opportunity Fund until the reorganization date of November 14, 2013.
The Board of Trustees also reserves the right to re-open the Westcore Small-Cap Opportunity Fund to new investors at any time or to modify the extent to which future sales of shares are limited, however this is not anticipated given the impending reorganization. The Trust also reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Trustees determine does not benefit the Fund and its shareholders.